                                                                  EXHIBIT (d)(4)



 NUMBER                                                                 SHARES


--------                                                               --------


                                     FORM OF


                           VAN KAMPEN SENIOR LOAN FUND


                                 CLASS IB SHARES

  ORGANIZED AND EXISTING UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFIES that                         is the owner of


                           *SEE REVERSE FOR CERTAIN DEFINITIONS
                                -----------------

                                CUSIP

                                -----------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share designated as Class IB Shares of Van Kampen Senior Loan Fund transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                      Dated

                      [VAN KAMPEN SENIOR LOAN FUND
                       COMMONWEALTH OF MASSACHUSETTS SEAL]

STEFANIE V. CHANG                                       RONALD E. ROBISON
VICE PRESIDENT AND                                      EXECUTIVE VICE PRESIDENT

  SECRETARY

                                                                     KC 002717


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               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                    P.O. BOX 947, JERSEY CITY, NJ 07303-0947

                                                      TRANSFER AGENT

                    By
                       ----------------------------------------------------
                                                      AUTHORIZED OFFICER

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            PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                       VAN KAMPEN SENIOR LOAN FUND

NUMBER                         CLASS IB SHARES
KC

ACCOUNT NO.       ALPHA CODE           DEALER NO.          CONFIRM NO.

TRADE DATE                             CONFIRM DATE        BATCH I.D. NO.

                                       CHANGE NOTICE: IF THE ABOVE INFORMATION
                                       IS INCORRECT OR MISSING, PLEASE PRINT
                                       THE CORRECT INFORMATION BELOW, AND RETURN
                                       TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                                                   P.O. BOX 947
                                                     JERSEY CITY, NJ 07303-0947

                                                     ---------------------------
                                                     ---------------------------
                                                     ---------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                 hereby sell, assign and transfer unto


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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


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                                                                         Class
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IB Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                          --------------------------------------

                                                                       Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


       Dated,                                           20
              -----------------------------------------    -------


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                           Owner

         -----------------------------------------------------------------------
                   Signature of Co-Owner, if any

IMPORTANT     {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

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        *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT -          Custodian
           in common                                --------           ---------
                                                     (Cust)            (Minor)
                                                         under Uniform Gifts to
TEN ENT  - as tenants by                                       Minors Act
           the entireties
                                                    ----------------------------
JT TEN   - as joint tenants                                     (State)
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

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